UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PRUSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): August 25, 2005
INTERPHASE CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Texas

(State or Other Jurisdiction of Incorporation)

0-13071	75-1549797

(Commission File Number)	(IRS Employer Identification No.)

2901 North Dallas Parkway, Suite 200, Plano, Texas	75093

(Address of Principal Executive Offices)	(Zip Code)
(214) 654-5000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(C))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Steven P. Kovac, Chief Financial Officer, Vice President of Finance and Treasurer, resigned from his positions with the Company and its subsidiaries on August 25, 2005.
The Company is currently conducting an internal and external search for Mr. Kovac’s permanent replacement. Until that time, Thomas N. Tipton, 31, the Company’s Corporate Controller, Director of Finance and Assistant Secretary was appointed on August 29, 2005 to be the Company’s interim Chief Financial Officer, Vice President of Finance and Treasurer. Mr. Tipton joined the Company in January of 2000 as Financial Planning and analysis manager and has served as Corporate Controller since December of 2000. Prior to joining Interphase, Mr. Tipton served in various positions in the audit division of Arthur Andersen, LLP.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
     Exhibit 99.1 — Press Release Dated August 29, 2005.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interphase Corporation
	By:	/s/ Gregory B. Kalush
Date: August 29, 2005		Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release dated August 29, 2005 (filed herewith)